Bank borrowings (Tables) - Bank borrowings	12 Months Ended
Mar. 31, 2021
Bank borrowings
Schedule of analysis of bank borrowings

	As of March 31
	2020	2021

	(in millions of RMB)
Current portion:
Short-term other borrowings (i)	5,154	3,606
Non-current portion:
US$4.0 billion syndicated loan denominated in US$ (ii)	28,211	26,153
Long-term other borrowings (iii)	11,449	12,182
	39,660	38,335

(i)	As of March 31, 2020 and 2021, the Company had short-term borrowings from banks which were repayable within one year or on demand and charged interest rates ranging from 0.9% to 16.5% and 0.6% to 12.5% per annum, respectively. As of March 31, 2020 and 2021, the weighted average interest rate of these borrowings was 3.4% and 2.9% per annum, respectively. The borrowings are primarily denominated in RMB or HK$.
(ii)	As of March 31, 2020 and 2021, the Company had a five-year US$4.0 billion syndicated loan, which was entered into with a group of eight lead arrangers. The loan has a five-year bullet maturity and was priced at 110 basis points over LIBOR. Certain related floating interest payments are hedged by certain interest rate swap contracts entered into by the Company. The proceeds of the loan were used for general corporate and working capital purposes (including acquisitions). In May 2019, the loan terms were modified such that the interest rate of the loan was reduced to 85 basis points over LIBOR and the maturity of the loan was extended to May 2024.
(iii)	As of March 31, 2020 and 2021, the Company had long-term borrowings from banks with weighted average interest rates of 4.4% and 4.3% per annum, respectively. The borrowings are primarily denominated in RMB.

Schedule of borrowings under the credit facilities are due

Principal amounts
(in millions of RMB)
Within 1 year	3,606
Between 1 to 2 years	1,705
Between 2 to 3 years	729
Between 3 to 4 years	28,749
Between 4 to 5 years	2,271
Beyond 5 years	4,982
42,042